Exhibit (a)(3)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

If you have sold all your shares of common stock in Compañía de Telecomunicaciones de Chile S.A. (the “Company”), please send this Form together with the accompanying documents as soon as possible to the purchaser or to the stockbroker, bank or other agent through whom the sale was effected for transmission to the purchaser.

This document should be read in conjunction with the Offer to Purchase dated September 17, 2008 (the “Offer To Purchase”). The definitions used in the Offer to Purchase apply in this Form of Acceptance (the “Form”). All terms and conditions contained in the Offer to Purchase applicable to the U.S. Offer (as defined in the Offer to Purchase) for Shares are deemed to be incorporated in and form part of this Form.

FORM OF ACCEPTANCE
to Tender Shares of Common Stock
of
Compañía de Telecomunicaciones de Chile S.A.
Pursuant to the Offer to Purchase
dated September 17, 2008
by
INVERSIONES TELEFÓNICA INTERNACIONAL HOLDING LIMITADA
a limited liability company (sociedad de responsabilidad limitada) owned by

TELEFÓNICA, S.A.

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:00 P.M., NEW YORK CITY
TIME, ON OCTOBER 16, 2008, UNLESS THE U.S. OFFER IS EXTENDED.

The Depositary for the Shares in the U.S. Offer is:

Santander Investment S.A. Corredores de Bolsa

By Mail:	By Hand/Overnight Courier:
Santander Investment S.A. Corredores de Bolsa c/o Citibank, N.A. P.O. Box 43035 Providence, RI 02940-3035	Santander Investment S.A. Corredores de Bolsa c/o Citibank, N.A. 250 Royall Street Canton, MA 02021

DELIVERY OF THIS FORM OF ACCEPTANCE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS FORM OF ACCEPTANCE TO A BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE SHARE DEPOSITARY.

The instructions accompanying this Form of Acceptance should be read carefully before this Form of Acceptance is completed. Questions and requests for assistance may be directed to the Information Agent, D.F. King & Co., Inc., at (800) 859-8511.

THIS FORM OF ACCEPTANCE IS TO BE USED ONLY FOR TENDERING SHARES (AS DEFINED BELOW). DO NOT USE THIS FORM OF ACCEPTANCE FOR TENDERING ADSs OR FOR ANY OTHER PURPOSE.

Action to be taken to accept the U.S. Offer

Please read the detailed instructions on how to complete this Form. This Form should only be used to accept the offer by Inversiones Telefónica Internacional Holding Limitada (“Purchaser”), a limited liability company (sociedad de responsabilidad limitada) organized and existing under the laws of the Republic of Chile and an indirect wholly owned subsidiary of Telefónica, S.A. (“Telefónica”), a publicly held stock corporation organized and existing under the laws of the Kingdom of Spain, to purchase shares of common stock (the “Shares”) of Compañía de Telecomunicaciones de Chile S.A. (the “Company”), a publicly traded stock corporation organized under the laws of the Republic of Chile, other than Shares currently owned directly or indirectly by Telefónica, from all holders of Shares resident in the United States (the “U.S. Holders”), upon the terms and subject to the conditions set forth in the Offer to Purchase, Form of Acceptance, ADS Letter of Transmittal and ADS Notice of Guaranteed Delivery (which, as the same may be amended and supplemented from time to time, constitute the “U.S. Offer”).

Shares beneficially owned or held of record by persons who are not U.S. Holders cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent Chilean Offer (as defined in the Offer to Purchase). If you are a holder of American Depositary Shares (“ADSs”), you will receive and should complete an ADS Letter of Transmittal and related documents in accordance with the instructions set out therein. If you wish to accept the U.S. Offer, send this completed and signed Form, together with the documents identified below to Santander Investment S.A. Corredores de Bolsa (the “Share Depositary”), c/o Citibank, N.A., at the address set forth on the front cover as soon as possible and in any event so as to arrive not later than 11:00 p.m., New York City time, on October 16, 2008, unless the U.S. Offer is extended.

If your título(s) and other documentation are not readily available or are lost, this Form should nevertheless be completed, signed and returned as stated above so as to arrive not later than 11:00 p.m., New York City time, on October 16, 2008, unless the U.S. Offer is extended.

Your acceptance of the U.S. Offer is on the terms and subject to the conditions contained in the Offer to Purchase and in this Form. In the event of an inconsistency between the terms and procedures in this Form and the Offer to Purchase, the terms and procedures in the Offer to Purchase shall govern.

If you have any questions as to how to complete this Form, please contact the Information Agent at (800) 859-8511. Do not detach any part of this Form.

Instructions for Completion and Submission of this Form

If you wish to accept the U.S. Offer you should:

(i)	complete and sign this Form in accordance with the instructions set out below;

(ii)	forward this Form, together with the following documents to the Share Depositary at the address set forth on the front cover:

(a)	título(s) evidencing ownership of Shares, if Shares are held in certificated form,

(b)	a certificate from the Share department of the Company or the Depósito Central de Valores (the “DCV”) evidencing the number of Shares, if any, held on deposit at the DCV, the number of Shares and original issued Shares, if any, held by the holder, and indicating the liens or encumbrances that effect the Shares,

(c)	duly signed traspaso(s) (deed of transfer) indicating the number of Shares and the number of original issue Shares, if any, to be tendered, with the date of such traspaso(s) in blank,

(d)	in the case of Shares held on deposit at the DCV, a letter to the DCV instructing the DCV to perform a book-entry transfer in favor of Purchaser,

(e)	in the case the U.S. holder is an individual, a copy of the U.S. holder’s passport or photo identification card,

(f)	in the case the U.S. holder is an entity, (1) a secretary’s certificate certifying the name, title and specimen signature of an officer authorized to execute the transfer documents and a copy of the entity’s organizational documents, and (2) a copy of the passport or photo identification card of the authorized officer, and

(g)	any other documents requested by the Share Depositary to evidence the authority of the U.S. holder to tender and sell its Shares; and

(iii)	ensure that they are sent so that they arrive or are delivered at the address of the Share Depositary set forth above not later than 11:00 p.m., New York City time, on October 16, 2008, unless the U.S. Offer is extended.

The Depositary has established an account with respect to the Shares at DCV for purposes of the U.S. Offer. Shares held in book-entry form may be tendered by sending or submitting by hand to the Depositary at its address set forth on the front cover of this Form of Acceptance a properly completed and duly executed Form of Acceptance, together with items (b) through (g) above, as applicable, and effecting book-entry delivery of the Shares to the above-mentioned account of the Share Depositary.

Power of Attorney

By accepting the U.S. Offer and signing this Form you hereby grant a special irrevocable power of attorney to the Share Depositary authorizing the Share Depositary to complete and execute the traspaso(s) and all or any forms of transfer and/or other documents at the discretion of the Share Depositary in relation to the Shares deliver such form(s) of transfer and/or other document(s) at the discretion of the Share Depositary together with the título(s) and/or other document(s) of title relating to such Shares and to do all such other acts and things as may in the opinion of the Share Depositary be necessary or expedient for the purpose of, or in connection with, the acceptance of the U.S. Offer and to vest in Purchaser or its nominee(s) the Shares. By signing this Form you hereby grant this irrevocable commercial power of attorney in the understanding that it is being granted in the interest of both the principal and the attorney-in-fact and that the attorney-in-fact shall not be liable for rendering of accounts or any other obligations to you as principal. This commercial power of attorney will be irrevocable unless this Form is revoked. If this Form is revoked, this power of attorney shall be understood as immediately revoked. This power of attorney revokes any and all sell orders of the Shares and powers of attorney granted in connection thereto given previously to this date.

By signing this Form of Acceptance you hereby grant an irrevocable authority and request (1) to the Company, its Gerente General (General Manager) or its agents to procure the registration of the transfer of the Shares pursuant to the U.S. Offer and the delivery of the new título(s) and/or other document(s) of title in respect thereof to Purchaser or as Purchaser may direct; and (2) to Purchaser or its agents to record and act upon any instructions with regard to notices and payments which have been recorded in the records of the Company in respect of such holder’s holding(s) of Shares.

Negative Covenant

By signing this Form, you agree that, until the Expiration Date or until your Shares are withdrawn from the Offer, you will not sell, transfer, assign, pledge or in any other way dispose of or encumber the Shares tendered hereby.

Representation

By signing this Form, you declare that your Shares tendered are fully paid and free from liens, equities, charges and encumbrances and that you have the full power and authority to tender and assign your Shares pursuant to the U.S. Offer.

How to complete this Form

(Please complete in BLOCK CAPITALS)

1.	The U.S. Offer

To accept the U.S. Offer, write in Box 1 the total number of Shares for which you wish to accept the U.S. Offer. If no number, or a number greater then your entire holding of Shares, is written in Box 1 and you have signed Box 2, you will be deemed to have written the number of Shares comprised in, and to have accepted the U.S. Offer in respect of all Shares tendered. To accept the U.S. Offer, complete Boxes 1 and 3 and, if applicable, Box 4, and sign Box 2 below.

BOX 1

Number of Shares to be Tendered

2.	Signatures

You must execute Box 2 in order to tender your Shares and accept the U.S. Offer. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Form. If any of the tendered Shares are registered in different name on several Share certificates, it will be necessary to complete, sign and submit as many separate Forms as there are different registrations of the Share certificates.

If you sign in a capacity other than that of a registered holder (e.g., under a Power of Attorney), please state the capacity in which you sign and send together with this Form either (i) proper evidence satisfactory to Purchaser of your authority to act in such capacity, or (ii) in the case of a Power of Attorney, an authorized copy of the Power of Attorney duly granted before a Notary Public in Chile or before the competent Chilean General Counsel.

Sign here to accept the U.S. Offer

BOX 2

Box 2
Execution by individuals	Execution by a company
Signed and delivered as a deed by	Executed and delivered as a deed by

(Name of record holder)

(Name of Company)

(Signature of record holder)

As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:	(Signature)

Signature:

Full name:	(Signature)

Capacity: (Spouse/Representative)

(The space above should be used to notarize as appropriate)

3.	Name(s) and address

Complete Box 3 with the full name and address of the sole or first named registered holder together with the names of all other joint holders (if any) in BLOCK CAPITALS.

Full name(s) and address

Box 3
First registered holder	Joint registered holder(s)	Joint registered holder(s)	Joint registered holder(s)
1. First name(s)(Mr. Mrs. Miss Title)Last name	2. First name(s)(Mr. Mrs. Miss Title)Last name	3. First name(s)(Mr. Mrs. Miss. Title)Last name	4. First name(s)(Mr. Mrs. Miss Title)Last name	5. Corporation(s)Name of Corporation

Address	Address	Address	Address	Address

Zip code	Zip code	Zip code	Zip code	Zip code

As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:	As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:	As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:	As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:

Signature:	Signature:	Signature:	Signature:
Fullname:	FullName:	Fullname:	Fullname:
Capacity: (Spouse/Representative)	Capacity: (Spouse/Representative)	Capacity: (Spouse/Representative)	Capacity: (Spouse/Representative)

Please provide your daytime telephone number in the event that there are any questions regarding the above.

Daytime Telephone No.           .

4.	Alternative address

Insert in Box 4 the name and address of the person or agent (for example, your bank) to whom you wish the consideration or returned documents to be sent if not the same as in Box 3. Complete this box if you wish the consideration and/or other documents to be sent to someone other than the first-named registered holder at the address set out in Box 3.

BOX 4
Name
Address

Daytime telephone number

Additional notes regarding the completion and submission of this Form

In order to be effective, this Form must, except as mentioned below, be executed personally by the registered holder or, in the case of a joint holding, by the representative of ALL the joint holders as provided for in Article 23 of Law 18.046 of the Chilean Corporations Law. A corporation must execute this Form by means of an authorized officer.

1.  If your titulo(s) is/are held by your stockbroker, bank or some other agent

You should either obtain from your stockbroker, bank or other agent the título(s) in your name and submit it to the Depositary together with the traspaso(s) with the date in blank and this Form duly signed with all the documents indicated above or, alternatively, you should instruct your stockbroker, bank or other agent to tender your Shares in the manner specified above.

2.  If you have lost any of your share certificates

The completed Form, together with any título(s) which you have available, should be sent to or delivered by hand to the Share Depositary at the address set forth on the front cover accompanied by a letter stating that you have lost or destroyed one or more of your título(s). You should then follow the procedures provided for in Article 21 of Law 18.046 of the Chilean Corporations Act and thereupon request the Shareholders’ registry of the Company to issue substitute título(s).

3.  If a holder is away from home (e.g., abroad or on holiday) or if this Form is being signed under a Power of Attorney

Send this Form by the quickest means (e.g., air mail) to the holder for execution or, if the holder has executed a Power of Attorney, have this Form signed by the Attorney. The completed Form together with the required documents should be deposited with the Share Depositary at the address set forth on the front cover accompanied by the Power of Attorney (or a duly certified copy thereof, provided the signature is original). Any Power of Attorney must have been granted before a Notary Public in Chile or before the competent Chilean General Consul. The Power of Attorney (or a duly certified copy thereof) will be submitted for registration by the Share Depositary and returned as directed. No other signatures are acceptable.

4.  If you have sold off all your holdings

You should send this Form at once to the stockbroker, bank or other agent through whom the sale was effected for transmission to the purchaser.

5.  If you have any questions

You should immediately contact your stockbroker, bank or other agent or D.F. King & Co., Inc. at (800) 859-8511.

The consideration due to you under the U.S. Offer cannot be sent to you until all relevant documents have been properly completed and sent to or deposited with the Share Depositary. Notwithstanding that no título(s) and/or other document(s) of title is/are delivered with it, this Form, if otherwise valid, accompanied by the appropriate endorsement or certificate signed on behalf of the transfer agent of the Company will be treated as a valid acceptance of the U.S. Offer.

6.  If your tendered Shares are accepted for payment, you may be subject to U.S. income tax backup withholding

Under U.S. federal income tax law, the amount of any payments made by the Share Depositary to holders of Shares (other than corporate and certain other exempt holders) pursuant to the U.S. Offer may be subject to backup withholding tax currently at a rate of 28%. To avoid such backup withholding tax with respect to payments pursuant to the U.S. Offer, a non-exempt, tendering “U.S. holder” (as defined in “The U.S. Offer — Section 6 — Certain U.S. federal income Tax Consequences”) must provide the Share Depositary with such holder’s correct taxpayer identification number (“TIN”) and certify under penalty of perjury that (1) the TIN provided is correct (or that such holder is awaiting a TIN) and (2) such holder is not subject to backup withholding tax by completing the Substitute Form W-9 included as part of the Form of Acceptance. If backup withholding applies with respect to a holder of Shares or if a holder of Shares fails to deliver a completed

Substitute Form W-9 to the Share Depositary or otherwise establish an exemption, the Share Depositary is required to withhold 28% of any payments made to such holder. See “The U.S. Offer — Section 6 — Certain U.S. federal income Tax Consequences.”

The box in Part 3 of Substitute Form W-9 may be checked if the holder of Shares is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is so checked and the Share Depositary is not provided with a TIN by the time of payment, the Share Depositary will withhold 28% on all such payments until a TIN is provided to the Share Depositary.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Share Depositary cannot refund amounts withheld by reason of backup withholding.

7.  If I want to make a partial tender

If fewer than all of the Shares delivered to the Share Depositary are to be tendered, fill in the number of Shares which are to be tendered in Box 1. In such case, a new titulo for the remainder of the Shares represented by the old título will be sent to the person(s) signing this Form, unless otherwise provided in Box 4, as promptly as practicable following the date the tendered Shares are accepted for payment. All Shares delivered to the Share Depositary will be deemed to have been tendered unless otherwise indicated in Box 1.

TO BE COMPLETED BY ALL TENDERING HOLDERS

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name:
Please check the appropriate box:	☐ Individual/sole proprietor	☐ Corporation	☐ Exempt from Backup Withholding
	☐ Partnership	☐ Other (specify):
Address:
City, State, and Zip Code:

PART I SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)
TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS

Enter your taxpayer identification number in the appropriate box.

For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.
Social Security Number Employer Identification Number

PART II ☐ Awaiting TIN

PART III
Certification — Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions – You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see “Signing the Certification” under “Specific Instructions” in the enclosed Guidelines.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “TIN” IN PART I ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

GIVE THE NAME AND
SOCIAL SECURITY
For this type of account:		NUMBER OF-

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	(a.) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
	(b.) So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)

GIVE THE NAME AND
EMPLOYMENT IDENTIFICATION
For this type of account:		NUMBER OF-

6.	A disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	The legal entity (4)
8.	Corporate account or account of LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable or other tax-exempt organization	The organization
10.	Partnership account held in the name of the business or account of multi-member LLC (other than an LLC described in item 10)	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your Social Security Number.

(4)	List first and circle the name of the legal trust, estate or pension trust (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9, Cont.

OBTAINING A NUMBER

If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Even if the payee does not provide a TIN in the manner required, the payer is not required to backup withhold on any payments made to a payee that is:

1.	An organization exempt from tax under section 501(a), any individual retirement account (“IRA”) where the payor is also the trustee or custodian, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

1.	A corporation.

2.	A foreign central bank of issue.

3.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

4.	A futures commission merchant registered with the Commodity Futures Trading Commission.

5.	A real estate investment trust.

6.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

7.	A common trust fund operated by a bank under section 584(a).

8.	A financial institution.

9.	A middleman known in the investment community as a nominee or custodian.

10.	A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Dividends and patronage dividends that generally are exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

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Interest payments that generally are exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Other types of payments that generally are exempt from backup withholding include:

•	Wages.

•	Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA where the payor is also the trustee or custodian, an owner-employee plan, or other deferred compensation plan.

•	Distributions from qualified tuition programs or Coverdell ESAs.

•	Certain surrenders of life insurance contracts.

•	Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

•	Real estate transactions reportable under section 6045(e).

•	Cancelled debts reportable under section 6050P.

•	Certain payment card transactions by a qualified payment card agent (as described in Revenue Procedure 2004-42 and Treasury Regulations section 31.3406(g)-1(f)) and if the requirements under Treasury Regulations section 31.3406(g)-1(f) are met.

•	Distributions from a medical savings account and long-term care benefits.

•	Fish purchases for cash reportable under section 6050R.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Internal Revenue Code sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice. — Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report, among other things, interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

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PENALTIES

(1) Penalty for Failure to Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Civil and Criminal Penalties for False Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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EXHIBIT 1
TRASPASO DE ACCIONES

Senior Gerente de:	Sirvase Ud. Hacer traspasar

Acciones de la de las que he enajenado a al precio de $ TESTIGOS	propiedad, sequin titulos N por caida accion Santiago, de

Nombre :
Firma	:
Domicilio	:
FIRMA VENDEDOR O REPRESENTANTE

Nombre :
Firma	:	R.U.T. N :
Domicilio	:	Domicilio	:
Comuna :
		Ciudad	:
		Casilla	:	Fono
		Nacionalidad	:	E. Civil
		Conyuge		Reg. Con.
		Rol Causa N		Juzgado
Por el presente acepto el traspaso precente y asimismo los estatutos de la:
TESTIGOS
Nombre :
Firma	:	FIRMA DEL COMPRADOR
Domicilio	:	R.U.T. N :
Nombre :		Domicilio	:
Firma	:	Comuna :
Direccion :		Ciudad	:
		Casilla	:	Fono
		Nacionalidad	:	E. Civil
Santiago,	de	Conyuge		Reg. Con.
ADQUIRENTE O COMPRADOR SOLICITA

1.-	Que la sociedad tenga a su disposicion el titulo correspondiente a las accionees adquiridas o compradas, dentro del plaza de 6 dias habiles contados desde la fecha de recepcion del traspaso
2.-	Que la sociedad no emita el titulo en el plazo establecido en el N 1 precendente, sin perjuicio de la inscripcion del traspaso correspondiente, y del derecho a solicitor el titulo cuando lo considere oportuno.

Esta nota se transcribe en virtud de lo estipulado en la Circular N 1494 de la Superintendencia de Valores y Seguros de fecha 17 Agosto de 2000.
PARA USO INTERNO DE LA COMPANIA

SE CANCELO — SE SALDO	SE EMITIO

Titulo N	por	acciones Titulo N	por	acciones

5

TRASPASO DE ACCIONES

Senior Gerente de:	Sirvase Ud. Hacer traspasar

Acciones de la de las que he enajenado a al precio de $ TESTIGOS	propiedad, sequin titulos N por caida accion Santiago, de

Nombre :
Firma	:
Domicilio	:
FIRMA VENDEDOR O REPRESENTANTE

Nombre :
Firma	:	R.U.T. N :
Domicilio	:	Domicilio	:
Comuna :
		Ciudad	:
		Casilla	:	Fono
		Nacionalidad	:	E. Civil
		Conyuge		Reg. Con.
		Rol Causa N		Juzgado
Por el presente acepto el traspaso precente y asimismo los estatutos de la:
TESTIGOS
Nombre :
Firma	:	FIRMA DEL COMPRADOR
Domicilio	:	R.U.T. N :
Nombre :		Domicilio	:
Firma	:	Comuna :
Direccion :		Ciudad	:
		Casilla	:	Fono
		Nacionalidad	:	E. Civil
Santiago,	de	Conyuge		Reg. Con.
ADQUIRENTE O COMPRADOR SOLICITA

1.-	Que la sociedad tenga a su disposicion el titulo correspondiente a las accionees adquiridas o compradas, dentro del plaza de 6 dias habiles contados desde la fecha de recepcion del traspaso
2.-	Que la sociedad no emita el titulo en el plazo establecido en el N 1 precendente, sin perjuicio de la inscripcion del traspaso correspondiente, y del derecho a solicitor el titulo cuando lo considere oportuno.

Esta nota se transcribe en virtud de lo estipulado en la Circular N 1494 de la Superintendencia de Valores y Seguros de fecha 17 Agosto de 2000.
PARA USO INTERNO DE LA COMPANIA

SE CANCELO — SE SALDO	SE EMITIO

Titulo N	por	acciones Titulo N	por	acciones

6

TRANSFER OF SHARES

Senior Manager of:	Please transfer

Shares of owned by which I have transferred to at the price of $ WITNESSES	, sequin [sic] securities N for each share Santiago,

Name :
Signature	:
Address	:
SIGNATURE VENDOR OR REPRESENTATIVE

Name :
Signature	:	R.U.T. No. :
Address	:	Address	:
Commune :
		City	:
		PO Box	:	Telephone
		Nationality	:	Marital Status
		Spouse		Reg. Con.
		Docket No.		Court
I hereby accept the aforementioned transfer and also the bylaws of the:
WITNESSES
Name :
Signature	:	SIGNATURE OF THE PURCHASER
Address	:	R.U.T. No. :
Name :		Address	:
Signature	:	Commune :
Address :		City	:
		PO Box	:	Telephone
		Nationality	:	Marital Status
Santiago,		Spouse		Reg. Con.
ACQUIRER OR PURCHASER REQUESTS

1.-	That the company have available to him/her/it the certificate corresponding to the shares acquired or purchased, with a period of 6 business days from the date the transfer is received.
2.-	That the company not issue the certificate within the period established in no. 1 above, without prejudice to the corresponding transfer, and the right to request the certificate when deemed appropriate.

This note is transcribed in virtue of the provisions of Superintendency of Securities and Insurance Circular No. 1494 dated August 17, 2000.
FOR INTERNAL USE BY THE COMPANY

PAID	ISSUED

Certificate No	for	Shares Certificate No	for	shares

7

TRANSFER OF SHARES

Senior Manager of:	Please transfer

Shares of owned by which I have transferred to at the price of $ WITNESSES	, sequin [sic] securities N for each share Santiago,

Name :
Signature	:
Address	:
SIGNATURE VENDOR OR REPRESENTATIVE

Name :
Signature	:	R.U.T. No. :
Address	:	Address	:
Commune :
		City	:
		PO Box	:	Telephone
		Nationality	:	Marital Status
		Spouse		Reg. Con.
		Docket No.		Court
I hereby accept the aforementioned transfer and also the bylaws of the:
WITNESSES
Name :
Signature	:	SIGNATURE OF THE PURCHASER
Address	:	R.U.T. No. :
Name :		Address	:
Signature	:	Commune :
Address :		City	:
		PO Box	:	Telephone
		Nationality	:	Marital Status
Santiago,		Spouse		Reg. Con.
ACQUIRER OR PURCHASER REQUESTS

1.-	That the company have available to him/her/it the certificate corresponding to the shares acquired or purchased, with a period of 6 business days from the date the transfer is received.
2.-	That the company not issue the certificate within the period established in no. 1 above, without prejudice to the corresponding transfer, and the right to request the certificate when deemed appropriate.

This note is transcribed in virtue of the provisions of Superintendency of Securities and Insurance Circular No. 1494 dated August 17, 2000.
FOR INTERNAL USE BY THE COMPANY

PAID	ISSUED

Certificate No	for	Shares Certificate No	for	shares

8